                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 14, 2004
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

INDIANA                             1-106                     38-1799862
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(State or Other Jurisdiction      (Commission                (IRS Employer
of Incorporation)                  File Number)              Identification No.)

50 KENNEDY PLAZA, SUITE 1250, PROVIDENCE, RI                           02903
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(Address of Principal Executive Offices)                             (Zip Code)

        Registrant's telephone number, including area code: 401-453-2007

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 15a-12 under the Exchange Act (17
CFR 240.15a-12)

     / / Pre-commencement  communications  pursuant to Rule 15d-2(b)  under the
Exchange Act (17 CFR 240.15d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     LOAN AGREEMENT WITH FIRST NATIONAL BANK OF OMAHA.

     In connection with the completion of the acquisition described in Item 2.01 hereof,  on October 14, 2004, M-tron  Industries,  Inc.,  ("M-tron"),  and Piezo
Technology,  Inc., ("PTI"), each wholly-owned  subsidiaries of Lynch Corporation
(the  "Registrant"),  entered into a loan agreement (the "Loan  Agreement") with
First  National Bank of Omaha  ("FNBO"),  which is filed as Exhibit 10.1 to this
Current Report on Form 8-K. The Loan Agreement provides for loans in the amounts of $2,000,000  (the "Term Loan") and $3,000,000  (the "Bridge  Loan"),  together with a $5,500,000 revolving line of credit (the "Revolving Loan"). The Term Loan bears  interest at the  greater of FNBO's  prime rate plus 50 basis  points,  or
4.5%,  and is to be repaid in monthly  installments  of  $37,514,  with the then remaining  principal  balance  plus  accrued  interest  to be paid on the  third anniversary  of the Loan  Agreement.  The Bridge Loan bears interest at the same rate as the Term Loan.  Accrued  interest  thereon is  payable  monthly  and the principal  amount  thereof,  together with accrued  interest,  is payable on the first  anniversary of the Loan  Agreement.  The Revolving Loan bears interest at the greater of FNBO's prime rate, or 4.5%. Amounts outstanding thereunder are to be repaid,  together with accrued  interest,  on May 31, 2005.  All  outstanding obligations under the Loan Agreement are collateralized by security interests in the assets of M-tron and PTI, as well as by a mortgage on PTI's premises.

     The Loan Agreement contains a variety of affirmative and negative covenants of types customary in an asset-based lending facility,  including those relating to reporting  requirements,  maintenance  of records,  properties  and corporate existence,  compliance with laws,  incurrence of other  indebtedness  and liens, restrictions on certain payments and transactions  and  extraordinary  corporate events.  The Loan  Agreement  also  contains  financial  covenants  relating  to maintenance  of levels of minimal  tangible net worth and working  capital,  and current, leverage and fixed charge ratios, and restricting the amount of capital expenditures.  In addition,  the Loan Agreement provides that the following will constitute events of default thereunder,  subject to certain grace periods:  (i)
payment defaults; (ii) failure to meet reporting  requirements;  (iii) breach of other obligations  under the Loan Agreement;  (iv) default with respect to other material  indebtedness;  (v) final judgment for a material amount not discharged or stayed; and (vi) bankruptcy or insolvency.

     Pursuant to an Unconditional Guaranty for Payment and Performance, filed as
Exhibit 10.2 to this Current  Report on Form 8-K, the  Registrant  guaranteed to
FNBO the payment and performance of its subsidiaries' obligations under the Loan
Agreement and ancillary agreements and instruments.

     SALE OF SHARES TO VENATOR MERCHANT FUND, L.P.

     On October 15, 2004,  the  Registrant  entered  into a Securities  Purchase
Agreement  (the  "Purchase   Agreement")   with  Venator   Merchant  Fund,  L.P.
("Venator"),  which is filed as Exhibit 10.3 to this Current Report on Form 8-K.
Under the Purchase Agreement, the Registrant sold to Venator pursuant to Section
4(2) of the  Securities  Act of 1933,  as  amended,  and  Rule  506  promulgated thereunder,  136,643 shares of its Common Stock,  par value $0.01 per share (the

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"Common  Stock"),  for  $13.173 per share,  or an  aggregate  purchase  price of
approximately   $1,800,000.   Venator  is  an  investment  limited   partnership
controlled by the Registrant's  Chairman of the Board, Marc J. Gabelli.  The per
share purchase price for the Common Stock is equal to the average of the closing prices of the Common Stock during the 60-trading day period ended on October 13,
2004. In connection  with the  transaction,  the Registrant  obtained a fairness opinion from Caymus Partners, LLC.

     In addition,  the Registrant  entered into a Registration  Rights Agreement with Venator dated October 15, 2004 (the "Registration Rights Agreement"), which is filed as Exhibit  10.4 to this  Current  Report on Form 8-K, to register  the
Common Stock purchased by Venator.  The Registration  Rights Agreement  requires the Registrant to file a registration statement with the Securities and Exchange
Commission  for the resale of the Common  Stock by Venator  within 60 days after the closing date, and to cause the registration statement to become effective as promptly  thereafter as  practicable  and to maintain the  effectiveness  of the registration  statement for a minimum period of two years,  subject to extension of that period as provided in the Registration Rights Agreement.

Item 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On October 15, 2004,  M-tron completed its acquisition of all of the issued and  outstanding  shares of PTI for  approximately  $8.7  million in cash.  Such shares were  purchased from the Amended and Restated  Employee  Stock  Ownership
Plan and Trust for Employees of Piezo Technology, Inc. dated September 23, 2002, and from the following individuals:  William H. Horton, Robert B. Angove, Robert
C. Helmbold,  Yansheng S. Zhou, Michael D. Howard,  David A. Symonds,  Blaine D.
Andersen,  Parminder S. Beesla,  Paul A. Dechen,  Jr., Dominic A. Gutierrez,  G.
Eric Hague, Stephen E. Davis, Gary Archibald, Zurong Cai, Trung Lively and Huong
Nguyen.  The  acquisition  was  partially  funded  by  proceeds  under  the Loan
Agreement.  The Agreement for Purchase and Sale of Shares,  dated  September 14,
2004,  relating to the PTI shares was  previously  filed as Exhibit  10.1 to the
Registrant's Current Report on Form 8-K filed September 14, 2004.

Item 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          See Item 1.01-Entry into Material Definitive Agreement, discussing the
Loan Agreement, by and among M-tron, PTI and FNBO, dated October 14, 2004.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

          See Item 1.01-Entry into Material Definitive Agreement, discussing the sale of shares to Venator pursuant to the Securities Purchase Agreement,  by and between the Registrant and Venator, dated October 15, 2004.

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     PTI's  financial  statements  are not included in this Form 8-K but will be attached in a subsequent Form 8-K to be filed on or before December 30, 2004.

          b) PRO FORMA FINANCIAL INFORMATION

     PTI's pro forma financial  information is not included in this Form 8-K but will be attached in a subsequent  Form 8-K to be filed on or before December 30,
2004.

          c) EXHIBITS

        Number        Exhibit
        ------        -------

        10.1          Loan Agreement,  by and among M-tron,  PTI and FNBO, dated
                      October 14, 2004.

        10.2          Unconditional  Guaranty for Payment and  Performance  with
                      FNBO, dated October 14, 2004.

        10.3          Securities  Purchase Agreement by and among the Registrant and Venator, dated October 15, 2004.

        10.4          Registration Rights Agreement, by and among the Registrant and Venator, dated October 15, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       LYNCH CORPORATION

                                       By: /s/ John C. Ferrara
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                                           John C. Ferrara
                                           President and Chief Executive Officer

October 20, 2004

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